UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

Goldenwell Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56275

(Commission File Number)

84-2896086

(IRS Employer Identification No.)

581 Boston Mills Road, Suite 300

Hudson, Ohio 44087

(Address of principal executive offices)(Zip Code)

(440) 666-7999

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 23, 2025, Goldenwell Biotech, Inc. (the “Company”) notified Michael Gillespie & Associates, PLLC (“Michael Gillespie & Associates”) that the Company had dismissed Michael Gillespie & Associates as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

Michael Gillespie & Associates most recently served as the Company’s independent registered public accounting firm from November 14, 2024, until January 23, 2025, and reviewed financial statements contained in one Quarterly Report on Form 10-Q, such Form 10-Q being for the fiscal quarter ended September 30, 2024.

Michael Gillespie & Associates did not make or otherwise provide any reports regarding the Company’s financial statements as of December 31, 2024 and 2023, or the related consolidated statements of operations and comprehensive loss, consolidated statements of changes in stockholders’ equity, or consolidated statements of cash flows for the years then ended.

During the period of engagement, from November 14, 2024, through the date of dismissal on January 23, 2025, the Company had no disagreement with Michael Gillespie & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Michael Gillespie & Associates a copy of the above disclosures and requested Michael Gillespie & Associates to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Michael Gillespie & Associates’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 23, 2025, the board of directors of the Company resolved to engage the independent registered public accounting firm KCCW Accountancy Corp. (“KCCW”), as the Company’s new independent registered public accountants, which appointment KCCW has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Michael Gillespie & Associates, the Company has not consulted with KCCW regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by KCCW or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Michael Gillespie & Associates and therefore did not discuss any past disagreements with KCCW.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Michael Gillespie & Associates, PLLC, dated January 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDENWELL BIOTECH, INC.

Date: January 23, 2025	By:	/s/ Shuang Liu
	Name:	Shuang Liu
	Title:	Chief Executive Officer

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